Exhibit 99.1

Concentrix Reports Record Second Quarter 2021 Results with Strong New Business Signings

Fremont, Calif., June 23, 2021 – Concentrix Corporation (NASDAQ: CNXC), a leading global provider of customer experience (CX) solutions and technology, today announced financial results for the fiscal second quarter ended May 31, 2021.

	Three Months Ended
	May 31, 2021	May 31, 2020	Change
Revenue ($M)	$1,369.9	$1,066.4	28.5%
Operating income ($M)	$128.2	$23.6	443.2%
Non-GAAP operating income ($M) (1)	$172.1	$67.5	155.0%
Operating margin	9.4%	2.2%	720 bps
Non-GAAP operating margin (1)	12.6%	6.3%	630 bps
Net income ($M)	$82.9	$2.5	3,216.0%
Non-GAAP net income ($M) (1)	$124.9	$35.3	253.8%
Adjusted EBITDA ($M) (1)	$208.3	$97.7	113.2%
Adjusted EBITDA margin (1)	15.2%	9.2%	600 bps
Diluted earnings per share (2)	$1.57	$0.05	3,040.0%
Non-GAAP diluted earnings per share (1), (2)	$2.37	$0.68	248.5%

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) For the three months ended May 31, 2020, weighted average number of shares used for diluted EPS is based on the number of shares issued in connection with the spin-off of 51.6 million.

Second Quarter Fiscal 2021 Highlights:

•Revenue was $1,369.9 million, up 28.5% from the prior year second quarter and 24.3% on a constant currency basis, compared with $1,066.4 million in the prior year second quarter.
•Operating income was $128.2 million, or 9.4% of revenue, compared with $23.6 million, or 2.2% of revenue, in the prior year second quarter.
•Non-GAAP operating income was $172.1 million, or 12.6% of revenue, compared with $67.5 million, or 6.3% of revenue, in the prior year second quarter.
•Adjusted EBITDA was $208.3 million, or 15.2% of revenue, compared with $97.7 million, or 9.2% of revenue, in the prior year second quarter.
•Cash flow from operations of $203.2 million in the quarter. Free cash flow for the quarter was $174.4 million and outstanding indebtedness was paid down to $959.2 million.

•Diluted earnings per share (“EPS”) was $1.57 compared to $0.05 in the prior year second quarter.
•Non-GAAP diluted EPS was $2.37 compared to $0.68 in the prior year second quarter.

"We continue to see our value proposition resonating with the market driving our performance to exceed pre-COVID levels," said Chris Caldwell, Concentrix President and CEO. "Reopening economies accelerated demand for our CX transformation services across existing and new clients. We are very pleased with significant new business wins with iconic and disruptive clients across the globe. Based upon our strong results year-to-date, we are confident in exceeding our stated goals of constant currency revenue growth above 10 percent for fiscal 2021 and margins above pre-COVID levels.”

Business Outlook
The following statements are based on Concentrix’ current expectations for the third quarter of fiscal 2021. Non-GAAP financial measures exclude the impact of acquisition-related and integration expenses, divestitures, spin-off related expenses, the amortization of intangibles, depreciation, share-based compensation and the related tax effects thereon. These statements are forward-looking and actual results may differ materially.

Third Quarter Fiscal 2021 Expectations:
•Third-quarter revenue is expected to be in the range of $1.35 billion to $1.40 billion as reported.
•Third-quarter operating income is expected to be in the range of $116.3 million to $130.3 million and non-GAAP operating income is expected to be in the range of $160.0 million to $174.0 million.
•The effective tax rate is expected to approximate 27% to 28%.

Conference Call and Webcast
Concentrix will host a conference call for investors to review its second quarter fiscal 2021 results tomorrow morning, Thursday, June 24, 2021 at 9:00 a.m. (ET)/6:00 a.m. (PT).

The live conference call will be webcast in listen-only mode in the Investor Relations section of the Concentrix website under “Events and Presentations” at https://ir.concentrix.com/events-and-presentations. A replay will also be available on the website following the conference call.

About Concentrix
Concentrix Corporation (Nasdaq: CNXC), is a leading global provider of customer experience (CX) solutions and technology, improving business performance for some of the world’s best brands including over 100 Fortune Global 500 clients and over 105 global disruptor clients. Every day, from more than 40 countries and across 6 continents, our staff delivers next generation customer experience and helps companies better connect with their customers. We create better business outcomes and help differentiate our clients through technology, design, data, process, and people. Concentrix provides services to clients in our key industry verticals: technology & consumer electronics; retail, travel & ecommerce; banking, financial services & insurance; healthcare; communications & media; automotive; and energy & public sector. Visit concentrix.com to learn more.

Use of Non-GAAP Information
In addition to disclosing financial results that are determined in accordance with GAAP, we also disclose certain non-GAAP financial information, including:

•Constant currency revenue growth, which is revenue growth adjusted for the translation effect of foreign currencies so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of our business performance. Constant currency revenue growth is calculated by translating the revenue of each fiscal year in the billing currency using their comparable prior year’s currency conversion rate in comparison to prior year’s revenue. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.
•Non-GAAP operating income, which is operating income, adjusted to exclude acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets and share-based compensation.
•Non-GAAP operating margin, which is non-GAAP operating income, as defined above, divided by revenue.
•Adjusted earnings before interest, taxes, depreciation, and amortization, or adjusted EBITDA, which is non-GAAP operating income, as defined above, plus depreciation.
•Adjusted EBITDA margin, which is adjusted EBITDA, as defined above, divided by revenue.
•Non-GAAP net income, which is net income excluding the tax effected impact of acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets, share-based compensation and the income tax effect of assets held for sale.
•Free cash flow, which is cash flows from operating activities less capital expenditures. We believe that free cash flow is a meaningful measure of cash flows since capital expenditures are a necessary component of ongoing operations. However, free cash flow has limitations because it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments for business acquisitions.
•Non-GAAP diluted earnings per common share (“EPS”), which is diluted EPS excluding the per share, tax effected impact of acquisition-related and integration expenses, including related restructuring costs, spin-off related expenses, amortization of intangible assets, share-based compensation and the income tax effect of assets held for sale.

We believe that providing this additional information is useful to the reader to better assess and understand our base operating performance, especially when comparing results with previous periods and for planning and forecasting in future periods, primarily because management typically monitors the business adjusted for these items in addition to GAAP results. Management also uses these non-GAAP measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. These non-GAAP financial measures exclude amortization of intangible assets. Although intangible assets contribute to our revenue generation, the amortization of intangible assets does not directly relate to the services performed for our clients. Additionally, intangible asset amortization expense typically fluctuates based on the size and timing of our acquisition activity. Accordingly, we believe excluding the amortization of intangible assets, along with the other non-GAAP adjustments which neither relate to the ordinary course of our business nor reflect our underlying business performance, enhances our and our investors’ ability to compare our past financial performance with its current performance and to analyze underlying business performance and trends. These non-GAAP financial measures also exclude share-based compensation expense. Given the subjective assumptions and the variety of award types that companies can use when calculating share-based compensation expense, management believes this additional information allows investors to make additional comparisons between our operating results and those of our peers. As these non-GAAP financial measures are not calculated in accordance with GAAP, they may not necessarily be comparable to similarly titled measures employed by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

Safe Harbor Statement
This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, but are not limited to, statements regarding the Company’s expected future financial condition, results of operations, including revenue and operating income, effective tax rate, cash flows, leverage, liquidity, business strategy, growth, demand for the Company’s services, margin expansion and statements that include words such as believe, expect, may, will, provide, could and should and other similar expressions. These forward-looking statements are inherently uncertain and involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things: risks related to general economic conditions, including uncertainty related to the COVID-19 pandemic and its impact on the global economy; the level of outsourced business services; the level of business activity of the Company’s clients and the market acceptance and performance of their products and services; consolidation of the Company’s competitors; competitive conditions in the Company’s industry; currency exchange rate fluctuations; variability in demand by the Company’s clients or the early termination of the Company’s client contracts; competition in the customer experience solutions industry; political and economic stability in the countries in which the Company operates; the outbreak of communicable disease or other public health crises; cyberattacks on the Company’s networks and information technology systems; the inability to protect personal and proprietary information; increases in the cost of labor; the operability of the Company’s communication services and information technology systems and networks; changes in law, regulations or regulatory guidance; investigative or legal actions; the loss of key personnel; natural disasters, adverse weather conditions, terrorist attacks, work stoppages or other business disruptions; and other factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020 filed with the Securities and Exchange Commission and subsequent SEC filings. The Company does not undertake a duty to update forward-looking statements, which speak only as of the date on which they are made.

Copyright 2021 Concentrix Corporation. All rights reserved. Concentrix, the Concentrix logo, and all other Concentrix company, product and services names and slogans are trademarks or registered trademarks of Concentrix Corporation and its subsidiaries. Concentrix and the Concentrix logo Reg. U.S. Pat. & Tm. Off. and applicable non-U.S. jurisdictions. Other names and marks are the property of their respective owners.

Investor Contact:
David Stein
Investor Relations
Concentrix Corporation
david.stein@concentrix.com

CONCENTRIX CORPORATION
CONSOLIDATED BALANCE SHEETS
(currency and share amounts in thousands, except par value)
(Amounts may not add due to rounding)

	May 31, 2021	November 30, 2020
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$131,249	$152,656
Accounts receivable, net	1,089,387	1,081,481
Assets held for sale	83,010	—
Other current assets	173,226	189,239
Total current assets	1,476,872	1,423,376
Property and equipment, net	399,422	451,649
Goodwill	1,837,900	1,836,050
Intangible assets, net	736,877	798,959
Deferred tax assets	41,582	47,423
Other assets	609,587	620,099
Total assets	$5,102,240	$5,177,556

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$109,506	$140,575
Current portion of long-term debt	—	33,750
Payable to former parent	—	22,825
Accrued compensation and benefits	363,948	419,715
Other accrued liabilities	356,665	371,072
Income taxes payable	29,141	20,725
Liabilities held for sale	30,353	—
Total current liabilities	889,613	1,008,662
Long-term debt, net	959,158	1,111,362
Other long-term liabilities	595,619	601,887
Deferred tax liabilities	128,082	153,560
Total liabilities	2,572,472	2,875,471
Stockholders' equity:
Preferred stock, $0.0001 par value, 10,000 shares authorized as of May 31, 2021; no shares issued and outstanding as of May 31, 2021	—	—
Common stock, $0.0001 par value, 250,000 shares authorized as of May 31, 2021; 51,296 shares issued and outstanding as of May 31, 2021	5	—
Additional paid-in capital	2,327,025	—
Treasury stock, 4 shares as of May 31, 2021	(527)	—
Retained earnings	171,715	—
Former parent company investment	—	2,305,899
Accumulated other comprehensive income (loss)	31,550	(3,814)
Total stockholders' equity	2,529,768	2,302,085
Total liabilities and stockholders' equity	$5,102,240	$5,177,556

CONCENTRIX CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(currency and share amounts in thousands, except per share amounts)
(Amounts may not add due to rounding)
(unaudited)

	Three Months Ended			Six Months Ended
	May 31, 2021	May 31, 2020	% Change	May 31, 2021	May 31, 2020	% Change
Revenue
Technology and consumer electronics	$417,277	$327,997	27%	$830,095	$651,910	27%
Communications and media	254,860	210,684	21%	503,650	474,248	6%
Retail, travel and ecommerce	231,966	168,380	38%	470,967	367,294	28%
Banking, financial services and insurance	228,816	168,283	36%	437,900	360,987	21%
Healthcare	115,418	84,965	36%	240,642	182,290	32%
Other	121,541	106,053	15%	239,902	218,254	10%
Total revenue	1,369,878	1,066,363	28%	2,723,156	2,254,982	21%
Cost of revenue	887,149	721,193	23%	1,754,377	1,464,622	20%
Gross profit	482,729	345,170	40%	968,779	790,360	23%
Selling, general and administrative expenses	354,505	321,590	10%	705,666	678,569	4%
Operating income	128,224	23,580	444%	263,113	111,791	135%
Interest expense and finance charges, net	6,745	12,928	(48)%	14,448	30,513	(53)%
Other expense (income), net	(3,546)	(1,641)	116%	257	(4,876)	(105)%
Income before income taxes	125,025	12,293	917%	248,408	86,154	188%
Provision for income taxes	42,121	9,823	329%	76,693	31,367	145%
Net income	$82,904	$2,470	3,256%	$171,715	$54,787	213%
Earnings per common share:
Basic	$1.59	$0.05		$3.31	$1.06
Diluted	$1.57	$0.05		$3.26	$1.06
Weighted-average common shares outstanding
Basic	51,275	51,602		51,215	51,602
Diluted	52,005	51,602		51,928	51,602

CONCENTRIX CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(currency and share amounts in thousands, except per share amounts)
(Amounts may not add due to rounding)
(unaudited)

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Revenue	$1,369,878	$1,066,363	$2,723,156	$2,254,982
Revenue growth, as reported under U.S. GAAP	28.5%	(8.1)%	20.8%	(3.4)%
Foreign exchange impact	(4.2)%	1.9%	(3.1)%	1.3%
Constant currency revenue growth	24.3%	(6.2)%	17.7%	(2.1)%

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Operating income	$128,224	$23,580	$263,113	$111,791
Acquisition-related and integration expenses	—	3,198	—	17,550
Spin-off related expenses	—	506	—	1,506
Amortization of intangibles	34,597	36,379	69,198	73,357
Share-based compensation	9,283	3,840	16,401	8,102
Non-GAAP operating income	$172,104	$67,503	$348,712	$212,306

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Net income	$82,904	$2,470	$171,715	$54,787
Interest expense and finance charges, net	6,745	12,928	14,448	30,513
Provision for income taxes	42,121	9,823	76,693	31,367
Other expense (income), net	(3,546)	(1,641)	257	(4,876)
Acquisition-related and integration expenses	—	3,198	—	17,550
Spin-off related expenses	—	506	—	1,506
Amortization of intangibles	34,597	36,379	69,198	73,357
Share-based compensation	9,283	3,840	16,401	8,102
Depreciation (excluding accelerated depreciation included in acquisition-related and integration expenses above)	36,226	30,161	72,225	61,822
Adjusted EBITDA	$208,330	$97,664	$420,937	$274,128

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Operating margin	9.4%	2.2%	9.7%	5.0%
Non-GAAP operating margin	12.6%	6.3%	12.8%	9.4%
Adjusted EBITDA margin	15.2%	9.2%	15.5%	12.2%

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Net income	$82,904	$2,470	$171,715	$54,787
Acquisition-related and integration expenses	—	3,198	—	17,550
Spin-off related expenses	—	506	—	1,506
Amortization of intangibles	34,597	36,379	69,198	73,357
Share-based compensation	9,283	3,840	16,401	8,102
Income taxes related to the above (1)	(11,107)	(11,125)	(21,674)	(24,594)
Income tax effect of assets held for sale (2)	9,247	—	9,247	—
Non-GAAP net income	$124,924	$35,268	$244,887	$130,708

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Net income	$82,904	$2,470	$171,715	$54,787
Less: net income allocated to participating securities	(1,254)	—	(2,314)	—
Net income attributable to common stockholders	81,650	2,470	169,401	54,787
Acquisition-related, integration, and spin-off related expenses allocated to common stockholders	—	3,198	—	17,550
Spin-off related expenses allocated to common stockholders	—	506	—	1,506
Amortization of intangibles allocated to common stockholders	34,074	36,379	68,266	73,357
Share-based compensation allocated to common stockholders	9,143	3,840	16,180	8,102
Income taxes related to the above allocated to common stockholders (1)	(10,939)	(11,125)	(21,382)	(24,594)
Income tax effect of assets held for sale allocated to common stockholders (2)	9,107	—	9,122	—
Non-GAAP net income attributable to common stockholders	$123,035	$35,268	$241,587	$130,708

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Diluted earnings per common share (“EPS”) (3)	$1.57	$0.05	$3.26	$1.06
Acquisition-related and integration expenses	—	0.06	—	0.34
Spin-off related expenses	—	0.01	—	0.03
Amortization of intangibles	0.66	0.70	1.31	1.42
Share-based compensation	0.18	0.07	0.31	0.16
Income taxes related to the above (1)	(0.22)	(0.21)	(0.41)	(0.48)
Income tax effect of assets held for sale (2)	0.18	—	0.18	—
Non-GAAP diluted EPS	$2.37	$0.68	$4.65	$2.53

Weighted-average number of common shares - diluted (4)	52,005	51,602	51,928	51,602

	Three Months Ended		Six Months Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
Net cash provided by operating activities	$203,231	$242,315	$239,115	$297,201
Purchases of property and equipment	(28,808)	(25,353)	(70,758)	(69,241)
Free cash flow	$174,423	$216,962	$168,357	$227,960

	Forecast
	Three Months Ended August 31, 2021
	Low	High
Operating income	$116,300	$130,300
Amortization of intangibles	34,000	34,000
Share-based compensation	9,700	9,700
Non-GAAP operating income (5)	$160,000	$174,000

(1) The tax effect of taxable and deductible non-GAAP adjustments was calculated using the tax-deductible portion of the expenses and applying the entity-specific, statutory tax rates applicable to each item during the respective periods presented.

(2) In the second quarter of fiscal year 2021, we announced a definitive agreement to sell our Concentrix Insurance Solutions (“CIS”) business and, therefore, we are no longer indefinitely reinvested with respect to our investment in this subsidiary. This amount represents the income tax impact of the change in this reinvestment assertion.

(3) Diluted earnings per share (“EPS”) is calculated using the two-class method post spin-off. Unvested restricted stock awards granted to employees are considered participating securities. For the purposes of calculating diluted EPS, net income attributable to participating securities was approximately 1.5% and 1.3% of net income, respectively, for the three and six months ended May 31, 2021 and was excluded from total net income to calculate net income attributable to common stockholders. In addition, the non-GAAP adjustments allocated to common stockholders were calculated based on the percentage of net income attributable to common stockholders.

(4) Weighted-average number of shares used for diluted EPS for the second quarter ended May 31, 2020 is based on the number of shares issued in connection with the spin-off of 51.6 million.

(5) Adjustments related to acquisition-related and integration expenses and adjustments related to the sale of CIS for the three months ending August 31, 2021 cannot be quantified due to the forward-looking nature of the adjustments and their inherent variability.